SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report -- March 31, 1998



                           PRECISION AUTO CARE, INC.

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             (Exact name of registrant as specified in its charter)



  Virginia                            1-14510                   54-1847851
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  (State of                         (Commission                (IRS Employer
Incorporation)                       File Number)            Identification No.)


748 Miller Drive, S.E., Leesburg, Virginia  20175
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(Address of principal executive offices)                              (Zip Code)


                                 (703) 777-9095
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              (Registrant's telephone number, including area code)


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                                (Former Address)


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Item 1.           N/A

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS


                  On March 31, 1998, Precision Auto Care, Inc. ("PACI"), a provider of automotive maintenance services and franchisor of automotive car care centers, completed the acquisition of Promotora de Franquicias Praxis, S.A. de C.V. ("PRAXIS"), a Mexican corporation which is PACI's Mexican master licensee. Under terms of the Subscription and Stock Purchase Agreement (the "Agreement"), PACI acquired the license rights to Mexico and Puerto Rico, five Precision Tune auto care centers and the Mexican auto parts distribution operation. In consideration for the acquisition, PRAXIS received 619,265 shares of PACI common stock, and U.S. $3,770,365 in cash.

Items 3. - 6.     N/A

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  Financial Statements of Business Acquired. In accordance with
                  Item 7(a)(4) of Form 8-K, the required financial statements shall be filed by amendment no later than 60 days after April 15, 1998.

                           Exhibits.

                  Exhibit                   Description
                  -------                   -----------
                  (2)                       Subscription  and Stock Purchase
                                            Agreement  dated as of March 31,
                                            1998 by and among  Precision  Auto
                                            Care,  Inc.,  Precision Auto  Care
                                            Mexico  I,  S.  de  R.L.  de  C.V.,
                                            Promotora  de Franquicias  Praxis,
                                            S.A.  de C.V.  ("PFP") and each of
                                            PFP's stockholders named in Schedule
                                            I to the Agreement.

                  (23) Consent of Borland, Benefield, Crawford & Webster, P.C., independent auditors (to be filed by amendment).

                  (27)                      Financial Data Schedule (to be filed
                                            by amendment).

                  (99)                      Press release published on March 31,
                                            1998.


Items 8. - 9.     N/A


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                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PRECISION AUTO CARE, INC.


                                                     By: /s/ John F. Ripley
                                                         __________________
                                                         John F. Ripley
                                                         President

Date:  April 14, 1998


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                                                                   EXHIBIT INDEX

                  Exhibit                   Description
                  -------                   -----------
                  (2)                       Subscription  and Stock Purchase
                                            Agreement  dated as of March 31,
                                            1998 by and among  Precision  Auto
                                            Care,  Inc.,  Precision Auto  Care
                                            Mexico  I,  S.  de  R.L.  de  C.V.,
                                            Promotora  de Franquicias  Praxis,
                                            S.A.  de C.V.  ("PFP") and each of
                                            PFP's stockholders named in Schedule
                                            I to the Agreement.

                  (23) Consent of Borland, Benefield, Crawford & Webster, P.C., independent auditors (to be filed by amendment).

                  (27)                      Financial Data Schedule (to be filed
                                            by amendment).

                  (99)                      Press release published on March 31,
                                            1998.



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